EXHIBIT 23.9


       CONSENTS OF MAZARS PAARDEKOOPER HOFFMAN, INDEPENDENT ACCOUNTANTS


                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding ECI NGTS BV

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 23, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA

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                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding ECI Telecom Holdings B.V.

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 23, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA

                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding Enavis Networks BV

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 23, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA

                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding Kermadec Telecom BV

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 18, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA

                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding Lightscape Networks BV

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 22, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA

                                                      Amsterdam, June 2, 2003


Re:  Consent of independent auditors regarding ECI Telecom B.V.

Gentlemen:

We consent to the incorporation by reference in the registration statement on Form S-8 of ECI Telecom Ltd. pertaining to the ECI Telecom Ltd. Employee Share Purchase Plan and ECI Telecom Telecom Ltd. U.S. Employee Share Purchase Plan and the registration statements on Form S-8 (No.s 333-103669, 333-12868, 333-9860, 333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI Telecom
Ltd. of our report dated January 23, 2003 with respect to the financial statements of ECI Telecom Ltd. as at December 31, 2002, incorporated by reference into ECI Telecom Ltd.'s current report on Form 8-K.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN
/s/ Mazars Paardekooper Hoffman
Drs. J.D.G. Noach RA